SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 28, 2002

                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      0-25435                 13-4042921
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

             461 Fifth Avenue, 19th Floor, New York, New York 10017
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (212) 457-1200

Former name, former address, and former fiscal year, if changed since last report: N/A

Item 9.  Regulation FD Disclosure

     Pursuant to Regulation FD, Cross Media Marketing Corporation ("Cross Media") is furnishing the following unaudited pro forma combined condensed statement of operations, which gives effect to the Acquisitions (defined below). This information is being furnished pursuant to this Item 9 in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. This information is being presented by Cross Media in response to requests of various analysts and investors for additional information regarding the Acquisitions.

     The following unaudited pro forma combined condensed statement of operations is based upon and should be read in conjunction with (i) the historical consolidated financial statements and related notes of Cross Media included in its Quarterly Report for the three months ended September 30, 2001 and (ii) the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2002 relating to the acquisitions ("Acquisitions") of National Syndications, Inc. and Preferred Consumer Marketing, Inc. (collectively referred to as "NSI").

     The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below. This information is not necessarily indicative of the operating that would have occurred if the Acquisitions had been consummated prior to the beginning of period indicated, nor is it necessarily indicative of the future operating results of the combined company. The unaudited pro forma combined condensed statement of operations does not reflect any adjustments, if required, to conform accounting practices (except for certain reclassifications) or to reflect any cost savings or other synergies anticipated as a result of the Acquisitions.

     The following unaudited pro forma combined condensed statement of operations reflects adjustments to the historical statements of operations of Cross Media and NSI to give effect to:

     o    the Acquisitions under the purchase method of accounting;

     o the reduction of certain senior executives' historical compensation to the contractual compensation negotiated in the Acquisitions;

     o the application of Cross Media's anticipated effective tax rate for 2001 applied to NSI; and

     o the issuance of 279,859 shares of common stock as partial consideration for the Acquisitions.

     The unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 2001 combines the historical results of operations of Cross Media and NSI for the nine months ended September 30, 2001, does not include the historical results of operations of LifeMinders, Inc., which was merged with and into Cross Media on October 24, 2001, and assumes that the Acquisitions had occurred on January 1, 2001.


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

     The allocation of the purchase price of the acquisition of NSI is preliminary and subject to revision, which is not expected to be material, based on the final determination of fair value of net assets acquired. The proforma combined condensed income statement does not include amortization expense of any intangible assets subject to amortization, if any.


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

         Unaudited Pro-Forma Combined Condensed Statement of Operations
                  For the Nine Months Ended September 30, 2001
                                   (unaudited)

                                                                       Pro Forma
                                                                      Adjustments
                                  Cross Media (a)      NSI (b)         (c)(d)(e)          Total
                                  ---------------      -------         ---------          -----
                                 (amounts in thousands, except per share amounts)
Revenues, net                       $ 69,189          $ 41,315             --           $ 110,504
Direct costs and expenses:
         Commission expense           31,543                                               31,543
         Other direct costs           18,545            32,595             --              51,140
                                    --------          --------       --------           ---------
                                      50,088            32,595             --              82,683
Gross profit                          19,101             8,720             --              27,821
General and administrative            11,055             6,247           (536)(c)          16,766
Income from operations                 8,046             2,473            536              11,055
         Interest expense             (1,465)               (2)            --              (1,467)
                                    --------          --------       --------           ---------
Income (loss) before income taxes      6,581             2,471            536               9,588
Provision for income taxes             1,316                --            741 (d)           2,057
                                    --------          --------       --------           ---------
Net income                             5,265             2,471           (205)              7,531
Preferred dividends                    1,387                --             --               1,387
                                    --------          --------       --------           ---------
Net income applicable to common
stockholders                        $  3,878          $  2,471       $   (205)          $   6,144
                                    ========          ========       ========           =========
Earnings per share                  $   0.46                                            $    0.70
                                    ========          ========       ========           =========
Weighted average shares of common
stock outstanding                      8,444                --            280 (e)           8,724
                                    ========          ========       ========           =========
EBITDA (f)                          $  9,400          $  2,613       $    536           $  12,549
                                    ========          ========       ========           =========

- ----------
(a) Derived from the unaudited historical consolidated income statement of Cross Media for the nine months ended September 30, 2001.

(b) Derived from the unaudited historical consolidated income statement of NSI for the nine months ended September 30, 2001.

(c) Represents the reduction of certain senior executives historical compensation to the contractual compensation negotiated in the Acquisitions.

(d) Adjusted reflect an anticipated effective tax rate of combined entity for 2001.

(e) Reflects the issuance of 279,859 shares of Cross Media common stock in connection with the Acquisitions.

(f) "EBITDA" means earnings before interest, taxes, depreciation and amortization.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CROSS MEDIA MARKETING CORPORATION


Date:  January  28, 2002            By: /s/ Ronald Altbach
                                        ----------------------------------------
                                            Ronald Altbach
                                            Chairman and Chief Executive Officer


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